UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51173 (Commission File Number)	56-2020050 (IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2011, Targacept, Inc. (the “Company”) held its 2011 annual meeting of stockholders. At the meeting, the stockholders of the Company: (1) elected M. James Barrett, Ph.D., Julia R. Brown, J. Donald deBethizy, Ph.D. and John P. Richard to the Company’s Board of Directors as Class II directors for a term to expire at the 2014 annual meeting of stockholders, with each such director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal (“Election of Directors”); (2) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”); (3) recommended a frequency of one year for future advisory votes on the compensation of the Company’s named executive officers (“Frequency of Future Advisory Votes on Executive Compensation”); and (4) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 (“Ratification of Auditor”). A more complete description of each of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2011.

The number of votes cast by the stockholders in favor, against or withheld and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority

M. James Barrett, Ph.D.	21,434,302	56,297

Julia R. Brown	21,434,302	56,297

J. Donald deBethizy, Ph.D.	21,434,402	56,197

John P. Richard	21,433,856	56,743

There were 3,366,324 broker non-votes with respect to this matter.

2. Advisory Vote on Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

21,364,751	124,119	1,729	3,366,324

3. Frequency of Future Advisory Votes on Executive Compensation

Shares Voted for 1 Year	Shares Voted for 2 Years	Shares Voted for 3 Years	Shares Abstaining	Broker Non-Votes

18,658,973	313,040	2,516,457	2,129	3,366,324

The Company has determined that it currently intends to include an advisory vote on the compensation of its named executive officers in its proxy materials for each annual meeting of stockholders until the next advisory vote of the stockholders on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s 2017 annual meeting of stockholders.

4. Ratification of Auditor

Shares Voted For	Shares Voted Against	Shares Abstaining

24,457,558	398,965	400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: June 14, 2011	/s/ Peter A. Zorn
Peter A. Zorn
Senior Vice President, Legal Affairs, General Counsel and Secretary